UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2009

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) The Board of Directors of Best Buy Co., Inc. (the “registrant” or the “Company”) has appointed Lisa M. Caputo, as a Class 1 director, effective December 14, 2009. Ms. Caputo is currently Executive Vice President, Global Marketing and Corporate Affairs for Citigroup Inc. She has been Founder, Chairman and CEO of Citi’s Women & Company business since January 2000.

Ms. Caputo will serve on one or more committees of the registrant’s Board of Directors. Committee assignment(s), once determined, will be disclosed by the registrant in a Current Report on Form 8-K.

There are no transactions or relationships between the registrant and Ms. Caputo that are reportable under Item 404(a) of Regulation S-K.

Ms. Caputo was recommended to the registrant’s Board of Directors by an independent third-party search firm. There are no arrangements or understandings pursuant to which Ms. Caputo was selected as a director. The registrant’s shareholders will be asked to elect Ms. Caputo to its Board of Directors when they convene June 23, 2010, at the 2010 Regular Meeting of Shareholders.

A news release announcing the appointment was issued on December 17, 2009, and is attached as Exhibit No. 99 to this Current Report on Form 8-K. Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  In connection with Ms. Caputo’s appointment as a director, the Board of Directors amended and restated the Company’s bylaws to increase the authorized number of directors of the Company from fourteen to fifteen, effective immediately.

A copy of the Company’s bylaws, amended as of December 14, 2009, is being filed as Exhibit 3 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) The following is filed or furnished as noted as exhibits to this report.

Number	Description
3	Best Buy Co., Inc. Amended and Restated Bylaws (as filed)
99

News release issued December 17, 2009. Any internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these internet addresses is included herein. (as furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: December 17, 2009	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer